Exhibit 10.7

Execution version
AGREEMENT REGARDING AMENDMENTS AND TERM A-4 LOAN CREDIT FACILITY
This AGREEMENT REGARDING AMENDMENTS AND TERM A-4 LOAN CREDIT FACILITY, dated as of August 22, 2018 (this “Agreement”), among CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party hereto, COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, and the Lenders and Voting Participants under the Credit Agreement defined below that have executed this Agreement. Unless otherwise defined herein or the context otherwise requires, terms used herein shall have the meaning provided in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Lenders and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the outstanding principal balance of the Multi-Draw Term Loans under the Credit Agreement as of the Amendment Effective Date (as defined below) (before giving effect to this Agreement and to the application of the proceeds of any Borrowing on the Amendment Effective Date) is $200,000,000; the aggregate Multi-Draw Term Loan Commitments under the Credit Agreement as of the Amendment Effective Date (before giving effect to this Agreement) is $265,000,000; the available aggregate Multi-Draw Term Loan Commitments under the Credit Agreement as of the Amendment Effective Date (before giving effect to this Agreement and to the application of the proceeds of any Borrowing on the Amendment Effective Date) is $65,000,000; and the available Maximum Incremental Amount as of the Amendment Effective Date (before giving effect to this Agreement) is $110,000,000;
WHEREAS, pursuant to Section 3.1.1(b) of the Credit Agreement, the Borrower desires to reduce the Multi-Draw Term Loan Commitment Amount by $65,000,000 (the “Multi-Draw Term Loan Commitment Reduction”);
WHEREAS, the Borrower has requested, and certain Lenders (the “Term A-4 Loan Lenders”) have agreed to provide, a term loan credit facility in the aggregate principal amount of $140,000,000 (the “Term A-4 Loan Credit Facility”), the proceeds of which shall be used to prepay the outstanding principal of the Multi-Draw Term Loans under the Credit Agreement as of the Amendment Effective Date;
WHEREAS, $65,000,000 of the Term A-4 Loan Credit Facility will be funded by Multi-Draw Term Loan Lenders in an amount, for each Multi-Draw Term Loan Lender (or, indirectly, Participant), up to but not to exceed its Percentage of the Multi-Draw Term Loan Commitment Reduction, and represents a term out of a portion of the Multi-Draw Term Loan Facility and corresponds in amount to the Multi-Draw Term Loan Commitment Reduction;
WHEREAS, $75,000,000 of the Term A-4 Loan Credit Facility shall consist of an Incremental Term Loan Facility pursuant to and in compliance with Section 2.1.1(b) of the Credit Agreement, thus reducing the available Maximum Incremental Amount by such amount; provided that for all purposes under the Credit

Exhibit 10.7

Agreement after the Amendment Effective Date the Term A-4 Loan Credit Facility shall be treated as a Term Loan and not an Incremental Term Loan;
WHEREAS, the outstanding principal balance of the Multi-Draw Term Loans as of the Amendment Effective Date (after giving effect to this Agreement and to the application of the proceeds of any Borrowing on the Amendment Effective Date) shall be $60,000,000; the aggregate Multi-Draw Term Loan Commitments as of the Amendment Effective Date (after giving effect to this Agreement) shall be $200,000,000; the available aggregate Multi-Draw Term Loan Commitments under the Credit Agreement as of the Amendment Effective Date (after giving effect to this Agreement and to the application of the proceeds of any Borrowing on the Amendment Effective Date) shall be $140,000,000; and the available Maximum Incremental Amount as of the Amendment Effective Date (after giving effect to this Agreement and to the application of the proceeds of any Borrowing on the Amendment Effective Date) shall be $35,000,000; and
WHEREAS, the parties hereto have agreed to certain other amendments to the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows.
ARTICLE I
RECITALS
The recitals set forth above are hereby incorporated into this Agreement as if set forth at length herein.
ARTICLE II
AMENDMENTS
Effective as of the Amendment Effective Date, the parties hereto hereby agree to amend the Loan Documents, as follows:
SECTION 2.1     Amended Credit Agreement. The Credit Agreement (exclusive of the Schedules and Exhibits thereto) is hereby amended as indicated on the marked document attached hereto as Schedule A. The Term A-4 Lenders consent to and acknowledge that for all purposes under the Credit Agreement after the Amendment Effective Date the Term A-4 Loan Credit Facility shall be treated as a Term Loan and not an Incremental Term Loan.
SECTION 2.2         Amendments to Schedules to Credit Agreement. The Schedules to the Credit Agreement are hereby amended by replacing them in their entirety with the Schedules attached hereto as Schedule B.
SECTION 2.3    Amendments to Exhibits to Credit Agreement. The Exhibits to the Credit Agreement are hereby amended by replacing them in their entirety with the Exhibits attached hereto as Schedule C.
ARTICLE III
[RESERVED]

Exhibit 10.7

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lenders party hereto to agree to the amendments in Article II, each Loan Party hereby jointly and severally (a) represents and warrants that as of the date hereof and as of Amendment Effective Date (i) the recitals set forth above are true and correct in all material respects, (ii) it has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms, and this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (iii) each of the representations and warranties contained in the Credit Agreement and in the other Loan Documents, in each case, after giving effect to the amendments described in Article II and before and after giving Pro Forma Effect to the Borrowing of the Term A-4 Loan and to the application of the proceeds thereof on the date hereof, is true and correct in all material respects as if made on the date hereof; provided, that such representations and warranties (A) that relate solely to an earlier date are true and correct as of such earlier date and (B) are true and correct in all respects if they are qualified by a materiality standard, (iv) no Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving effect to the amendments described in Article II and after giving Pro Forma Effect to the Borrowing of the Term A-4 Loan and to the application of the proceeds thereof on the date hereof, (v) the Loan Parties are in compliance, after giving Pro Forma Effect to the Borrowing of the Term A-4 Loan and to the application of the proceeds thereof on the date hereof, with the covenants set forth in Section 7.2.4 of the Credit Agreement, (vi) all of the conditions precedent set forth in Section 2.1.1(b) of the Credit Agreement that are required for the effectiveness of the Incremental Term Loan Facility contemplated by this Agreement have been satisfied in full in accordance with the terms thereof, (vii) all of the conditions precedent set forth in Section 5.2.1 of the Credit Agreement that are required to be performed or satisfied by any Loan Party as a condition of each Term A-4 Lender to make the Term A-4 Loans have been satisfied in full in accordance with the terms thereof, (viii) there are no Material Governmental Approvals required in connection with the execution, delivery or performance by any of the Loan Parties of this Agreement or the transactions contemplated hereby, and (ix) there are no required consents or approvals of any Person necessary to effect this Agreement or the transactions contemplated hereby other than those that have been obtained and are in full force and effect, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default.
ARTICLE V
ACKNOWLEDGMENT OF LOAN PARTIES
Each of the Loan Parties consents to the terms and conditions of this Agreement and the transactions contemplated hereby and affirms and confirms that (a) all of its respective obligations under the Credit Agreement (including the Guaranty), the Security Documents and the other Loan Documents (in each case, as modified by this Agreement) are and shall continue to be, in full force and effect and shall accrue to the benefit of the Lender Parties to guarantee the Obligations (as modified by this Agreement), and (b) all of the Liens granted to the Administrative Agent under the Security Documents and the other Loan Documents are and shall continue to be, in full force and effect to secure the Obligations (as modified by this Agreement).

ARTICLE VI

Exhibit 10.7

CONDITIONS TO EFFECTIVENESS

This Agreement shall become effective on such date (herein called the “Amendment Effective Date”) when each of the following conditions shall have been met:
SECTION 6.1     Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Lenders constituting Required Lenders under the Credit Agreement.

SECTION 6.2    Amendment Effective Date Compliance Certificate. The Administrative Agent shall have received a Compliance Certificate duly executed by a Financial Officer of the Borrower, and dated as of the Amendment Effective Date, showing compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement after giving effect to the amendments described in Article II and after giving Pro Forma Effect to the Borrowing of the Term A-4 Loan and to the application of the proceeds thereof on the date hereof.
SECTION 6.3    Delivery of Term A-4 Loan Notes. To the extent requested, each Term A-4 Loan Lender shall have received its Term A-4 Loan Note in an amount equal to such Term A-4 Loan Lender’s Term A-4 Loan Commitment, after giving effect to this Agreement, dated the Amendment Effective Date, duly completed as herein provided and duly executed and delivered by an Authorized Officer of the Borrower.
SECTION 6.4    Solvency Certificates. The Administrative Agent shall have received a Solvency Certificate, dated as of the Amendment Effective Date, from CatchMark Timber and Timberlands II.
SECTION 6.5    No Default. No Default or Event of Default has occurred and is continuing.
SECTION 6.6    Representations and Warranties. The representations and warranties in Article IV are true and correct as of the Amendment Effective Date.
SECTION 6.7    Resolutions; Good Standing; etc. The Administrative Agent shall have received from each Loan Party a certificate, dated the Amendment Effective Date, of its Secretary, Assistant Secretary or Manager as to:
(a)resolutions of its Board of Directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other document in connection therewith to be executed by it;
(b)each Organizational Document of each such Loan Party; and
(c)the incumbency and signatures of each officer (including each Authorized Officer and Financial Officer) of each such Loan Party that is authorized to act with respect to this Agreement and each other Loan Document executed by it;
upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or Manager of the relevant Loan Party canceling or amending such prior certificate. The Administrative Agent shall have received satisfactory good standing certificates for each jurisdiction where each Loan Party is organized.
SECTION 6.8    Opinions. The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and all the Lenders, from legal counsel to the Borrower in New York, Delaware, Maryland, Texas and South Carolina.

Exhibit 10.7

SECTION 6.9    Fees. The Administrative Agent shall have received for its own account and the account of the Lenders (and the assignees of the Lenders) all fees, costs and expenses due and payable pursuant to that certain Fee Letter, dated as of August 2, 2018.
SECTION 6.10    Anti-Terrorism. The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA Patriot Act and any other Anti-Terrorism Laws.

SECTION 6.11    Borrowing Request. The Administrative Agent shall have received a duly completed and executed Borrowing Request.

SECTION 6.12    Farm Credit Equities. The Borrower shall have made the minimum equity investment in each Farm Credit Lender as required by Section 7.1.16 of the Credit Agreement.

ARTICLE VII
POST-CLOSING COVENANTS
In order to induce the Administrative Agent and the Lenders to agree to the amendments described in Article II, each Loan Party hereby jointly and severally covenants that the Borrower and the Loan Parties will perform, and will cause their respective Subsidiaries to perform, the obligations set forth in Schedule D.
The Loan Parties hereto hereby acknowledge and agree that the failure to take the actions described on Schedule D within the specified time period or to otherwise comply with the covenants described in this Article VII at all times shall constitute an Event of Default under the Credit Agreement and, among other things, shall constitute a basis for the Lenders to withhold Loans under the Credit Agreement.

ARTICLE VIII
MISCELLANEOUS

SECTION 8.1    Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 8.2    Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. Except as otherwise specified herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement, the Security Documents and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

SECTION 8.3    Limitation of Agreement. The modifications set forth herein shall be limited precisely as provided for herein and, except as expressly set forth herein, shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any other Loan Party which would require the consent of the Administrative Agent

Exhibit 10.7

or any of the Lenders under the Credit Agreement or any other Loan Document. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 8.4    Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8.5    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 8.6    Further Assurances. In furtherance of the foregoing, each Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement.

SECTION 8.7    GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

[Signatures on following page.]

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
BORROWER:
CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: _________________________________
Name: Brian M. Davis
Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS HARVESTING OPERATIONS, LLC
By: Forest Resource Consultants, Inc.,
as Manager
By:
        Name: David T. Foil
        Title: President

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TIMBER TRUST, INC.
By:    ___________________________________
        Name: Brian M. Davis
        Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
timberlandS ii, llc
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: __________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TIMBER TRS, INC.
By:    ___________________________________
        Name: Brian M. Davis
        Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK HBU, LLC
By: CATCHMARK TIMBER OPERATING              PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: __________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TEXAS TIMBERLANDS GP, LLC
By: TIMBERLANDS II, LLC, as Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: __________________________
            Name: Brian M. Davis
            Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TEXAS TIMBERLANDS, L.P.
By: CATCHMARK TEXAS TIMBERLANDS GP, LLC,          as General Partner
By: TIMBERLANDS II, LLC, as Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: __________________________
                Name: Brian M. Davis
                Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS INVESTMENTS, LLC

By:	CATCHMARK TIMBER TRS, INC., as sole Member
By:    ___________________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS MANAGEMENT, LLC

By:	CATCHMARK TIMBER TRS, INC., as sole Member
By:    ___________________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS HARVESTING OPERATIONS II, LLC
By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager
By:
Name: Andrew Ferguson
Title: President/CEO

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTHERN HOLDINGS II GP, LLC
By: timberlandS ii, llc, as sole Member
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
By: _______________________________
     Name: Brian M. Davis
     Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTHERN TIMBERLANDS II, L.P.
By: CATCHMARK SOUTHERN HOLDINGS II GP,
LLC, as General Partner
    By: timberlandS ii, llc, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: _____________________________
          Name: Brian M. Davis
         Title: Senior Vice President and
                 Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC
By: timberlandS ii, llc, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
By: __________________________
             Name: Brian M. Davis
             Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK LP HOLDER, LLC

By:	CATCHMARK TIMBER TRUST, INC., as sole Member
By:    ___________________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CREEK PINE HOLDINGS, LLC
By:    ___________________________________
    Name: Ursula Godoy-Arbelaez
    Title: Treasurer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS CREEK MANAGEMENT, LLC
By:    ___________________________________
    Name: Ursula Godoy-Arbelaez
    Title: Treasurer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
TRIPLE T GP, LLC
By:    ___________________________________
    Name: Ursula Godoy-Arbelaez
    Title: Treasurer

Exhibit 10.7

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CTT EMPLOYEE, LLC
By:    ___________________________________
    Name: Ursula Godoy-Arbelaez
    Title: Treasurer

Consent and
Amendment Agreement

[Agreement Regarding Amendments and Term A-4 Loan Credit Facility]

[Signatures continued from previous page]

ADMINISTRATIVE AGENT:
COBANK, ACB,
as Administrative Agent
By:
Name: Zachary Carpenter
Title: Vice President

[Agreement Regarding Amendments and Term A-4 Loan Credit Facility]

[Agreement Regarding Amendments and Term A-4 Loan Credit Facility]

[Signatures continued from previous page]

Exhibit 10.7

Lenders:
AGSOUTH FARM CREDIT, ACA,
as a Lender
By: _______________________________
Name:
Title:

[Signatures continued from previous page]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH), as a Lender
By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

[Signatures continued from previous page]

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender
By: _______________________________
Name:
Title:

Exhibit 10.7

[Signatures continued from previous page]

VOTING PARTICIPANTS (pursuant to
Section 11.11(d)):

FARM CREDIT BANK OF TEXAS, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT WEST, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

Exhibit 10.7

[Signatures continued from previous page]

FCS COMMERCIAL FINANCE GROUP, for AgCountry Farm Credit Services, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

AGFIRST FARM CREDIT BANK, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

AMERICAN AGCREDIT, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT EAST, ACA, as a Voting Participant

Exhibit 10.7

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

COMPEER FINANCIAL, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT MID-AMERICA, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

Exhibit 10.7

[Signatures continued from previous page]

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT OF FLORIDA, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

Exhibit 10.7

AGCREDIT PCA, ACA and FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT OF CENTRAL FLORIDA ACA, PCA and FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

AGCHOICE FARM CREDIT, FLCA, as a Voting Participant
By: __________________________________
Name:
Title:

[Signatures continued from previous page]

MIDATLANTIC FARM CREDIT, ACA as agent/ nomine for MidAtlantic Farm Credit, FLCA, as a Voting Participant

Exhibit 10.7

By: __________________________________
Name:
Title:

SCHEDULE A
Amendments to Credit Agreement
[attached]

SCHEDULE B
Schedules to Credit Agreement
[attached]

SCHEDULE C
Exhibits to Credit Agreement
[attached]

SCHEDULE D
Post-Closing Covenants
Not later than October 30, 2018 (or such later date as the Administrative Agent shall agree to in its sole discretion), the Borrower shall deliver or cause to be delivered to the Administrative Agent all of the following (except to the extent waived by the Administrative Agent in its sole discretion), each of which shall be in form and substance acceptable to the Administrative Agent in its sole discretion:

Exhibit 10.7

1.
duly executed Mortgage Amendments regarding the Term A-4 Loan Credit Facility for each existing Mortgage given by the applicable Subsidiary Guarantor and acknowledging the increase of the overall debt (which Mortgage Amendments shall also exclude from the lien thereof all “Buildings” (as defined in the applicable Flood Laws));

2.
duly executed Mortgages (which Mortgages shall also exclude from the lien thereof all Buildings (as defined in the applicable Flood Laws)) regarding all of the real property acquired by the Loan Parties in Oregon (the “Bandon Property”);

3.
a pro forma loan policy of title insurance for the Bandon Property (which shall include tie in, first dollar and such other endorsements as requested by the Administrative Agent), together with marked endorsements to each of the Administrative Agent’s existing loan policies of title insurance bringing forward the date of such policies and acknowledging the foregoing Mortgage Amendments and the Term A-4 Loan Credit Facility. The endorsements to existing policies and new title insurance policy shall in the aggregate equal an amount not less than the sum of (i) total amount of title insurance coverage in place with respect to the Credit Agreement prior to the Closing Date plus (ii) the purchase price for the Bandon Property;

4.
evidence satisfactory to the Administrative Agent that all premiums in respect of each such endorsement and new loan policy, all charges for mortgage recording and similar taxes, and all related expenses, if any, have been paid by the Loan Parties;

5.	a copy of all documents referred to, or listed as exceptions to title in, the title endorsements and new loan policy referred to above;

6.
legal opinions, dated on or about the date of the Mortgage Amendments and Mortgages regarding the Term A-4 Loan Credit Facility and addressed to the Administrative Agent and all the Lenders, from legal counsel for the Borrower and the Subsidiary Guarantors, regarding such Mortgage Amendments and the Mortgages with respect to the Bandon Property;

7.	good standing certificates for each jurisdiction where each Loan Party is authorized (or should be authorized under the Laws) to conduct business; and

8.	all other reasonable requests of the Administrative Agent made with respect to the Mortgage Amendments and Mortgages referenced above, or the transactions related thereto.